FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENT	FAIR VALUE MEASUREMENT
Fair value presentation
An established fair value hierarchy requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is available and significant to the fair value measurement. There are three levels of inputs that may be used to measure fair value:
Level 1 -        Quoted prices in active markets for identical assets or liabilities.
Level 2 -    Observable inputs other than quoted prices in active markets for identical assets and liabilities, such as quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3 -    Inputs that are generally unobservable and are supported by little or no market activity and that are significant to the fair value determination of the assets or liabilities.
The carrying value of cash and cash equivalents, restricted cash, accounts receivable, accounts payable and accrued liabilities approximate their fair value due to the immediate or short-term maturity of these financial instruments. Based on borrowing rates currently available to us for loans with similar terms, the carrying values of our obligations under capital leases, and long-term obligations approximate their fair values.
Long-term debt is carried at amortized cost. Incremental costs and fees that are directly attributable to the long-term debt are initially recognized as a deferred charge (i.e. asset). When debt is recognized as a liability at the initial date, the carrying amount of the deferred charge is re-classified as a reduction of the initial proceeds of the debt and amortized to interest expense over the term of the loan. The carrying value of long-term debt approximates its fair value and the measurement is categorized within Level 3 of the fair value hierarchy.
Derivatives, such as foreign currency forward and options contracts, may be used to hedge the foreign exchange risk on cash flows from commitments denominated in a foreign currency. Derivatives are recorded in Accounts receivable or Accounts payable and accrued liabilities and measured at fair value at each balance sheet date. Any resulting gains and losses from changes in the fair value are recorded in Foreign exchange gain (loss).
Fair value of the foreign currency forward and options contracts are based on observable market inputs such as forward rates in active markets, which represents a Level 2 measurement within the fair value hierarchy.
As at December 31, 2021, we were committed to foreign currency forward contracts totaling $25.5 million Canadian dollars to purchase Canadian dollars with an average forward rate of 1.2740, maturing between January and December 2022. We recorded unrealized loss of $564 in Foreign exchange gain (loss) for those outstanding contracts in the year ended December 31, 2021 (2020 — Foreign exchange gain of $485).